Exhibit 10.1

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Certification pursuant to 18 U.S.C section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Avecia Group plc (the “Company”) on Form 20-F for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2003	By:	/s/ Jeremy P. Scudamore

Jeremy P. Scudamore
Chief Executive Officer

Date: April 28, 2003	By:	/s/ Derrick A. Nicholson

Derrick A. Nicholson
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Avecia Group plc and will be retained by Avecia Group plc and furnished to the Securities and Exchange Commission or its staff upon request.

Registered number: 3768265